UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EQT CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2021

EQT CORPORATION

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 05, 2021
Date: April 21, 2021 **Time:** 8:00 AM EDT
Location: virtual meeting at www.meetingcenter.io/281736112
the password is EQT2021

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
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of # Sequence

0000484344_1 R1.0.0.153

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Form 10-K2. Notice & Proxy Statement Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 07, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use Only 0000484344_2 R1.0.0.153

0000484344_3 R1.0.0.153 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A Lydia I. Beebe 1B Philip G. Behrman,Ph.D. 1C Lee M. Canaan 1D Janet L. Carrig 1E Kathryn J. Jackson,Ph.D 1F John F. McCartney 1G James T. McManus II 1H Anita M. Powers 1I Daniel J. Rice IV 1J Toby Z. Rice 1K Stephen A. Thorington 1L Hallie A. Vanderhider The Board of Directors recommends you vote FOR the following proposal(s): Approve a non-binding resolution regarding the compensation of EQT Corporation`s named executive officers for 2020 (say-on-pay) Ratify the appointment of Ernst & Young LLP as EQT Corporation`s independent registered public accounting firm for 2021 B A R C O D E 2345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Voting items Continued Reserved for Broadridge Internal Control Information NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS P99999-010 12 15 # OF # 0000484344_4 R1.0.0.153

. March 2, 2021 To:Participants in the EQT Corporation Employee Savings Plan (401(k) Plan) Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 21, 2021. Included is a Direction Card explaining the ways you may submit your voting instructions for the vested and unvested shares of EQT Corporation common stock held in your 401(k) Plan account. The shares of EQT Corporation common stock, in which you hold an interest in the 401(k) Plan, are to be voted by Fidelity Management Trust Company, the Plan Trustee, in accordance with your instructions. Please note that if your instructions are not received by Saturday, April 10, 2021, the Plan Trustee will vote such uninstructed shares in accordance with the terms of the 401(k) Plan. Please submit your voting instructions as soon as possible. Thank you. FIDELITY MANAGEMENT TRUST COMPANY Boston, Massachusetts 03EGGA

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! If no electronic voting, delete QR code and control # Δ≈ Online Go to www.investorvote.com/EQT or scan the QR code — login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EQT Annual Meeting Direction Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q The Board of Directors of EQT Corporation recommends a vote FOR each of the nominees listed under proposal 1 and FOR proposals 2 and 3. ForAgainst Abstain+ ELECTION OF DIRECTORS: Term Expiring in 2022 Nominees: – Lydia I. Beebe – Philip G. Behrman, Ph.D. – Lee M. Canaan Approve a non-binding resolution regarding the compensation of EQT Corporation’s named executive officers for 2020 (say-on-pay) Ratify the appointment of Ernst & Young LLP as EQT Corporation’s independent registered public accounting firm for 2021 ForAgainst Abstain – Janet L. Carrig The Trustee of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments, continuations, or postponements thereof. – Kathryn J. Jackson, Ph.D. – John F. McCartney – James T. McManus II – Anita M. Powers – Daniel J. Rice IV Toby Z. Rice MMMMMM – Hallie A. Vanderhider Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND 1 U P X 4 9 1 9 9 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM 03E5YC

The 2021 Annual Meeting of Shareholders of EQT Corporation will be held on Wednesday, April 21, 2021 at 8:00 a.m. (Eastern Time), virtually via the internet at www.meetingcenter.io/281736112. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — EQT2021. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders. The 2020 Annual Report, 2021 Proxy Statement and form of this Direction Card are available at: www.edocumentview.com/EQT Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EQT EQT CORPORATION q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + THIS DIRECTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EQT CORPORATION You are hereby requested to direct the Trustee to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation (the Company) common stock held in your account in the Company’s Employee Savings Plan (Plan) at the Annual Meeting of Shareholders of the Company to be held on April 21, 2021 at 8:00 a.m. Eastern Time, virtually via the internet, and at any adjournment, continuation, or postponement of such meeting. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card when properly executed will be voted in the manner directed herein. If you fail to provide voting instructions, by completing, signing, and returning this card, your shares will be voted by the Trustee of the Plan in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions. The Trustee of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments, continuations, or postponements thereof. Non-Voting Items Change of Address — Please print new address below.Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS DIRECTION CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON THE REVERSE OF THIS CARD.+